NICOR GAS SUPPLEMENTARY SAVINGS PLAN
                       (As Amended and Restated Effective
                             as of January 1, 1999)























                              Mayer, Brown & Platt
                                     Chicago


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                                TABLE OF CONTENTS


                                                                            PAGE

SECTION 1....................................................................1

General......................................................................1
      1.1.  History, Purpose and Effective Date..............................1
      1.2.  Definitions, References..........................................1
      1.3.  Plan Administration, Source of Benefit Payments..................1
      1.4.  Applicable Laws..................................................2
      1.5.  Plan Year........................................................2
      1.6.  Accounting Date..................................................2
      1.7.  Gender and Number................................................2
      1.8.  Notices..........................................................2
      1.9.  Action by Employers..............................................2
      1.10.  Limitations on Provisions.......................................2
      1.11.  Claims and Review Procedures....................................2
      1.12.  Benefits Under Plan as in Effect Prior to January 1, 1997.......2

SECTION 2....................................................................3

Participation................................................................3
      2.1.  Eligibility to Participate.......................................3
      2.2.  Beneficiary......................................................4
      2.3.  Restricted Participation.........................................4
      2.4.  Plan Not Contract of Employment..................................4

SECTION 3....................................................................4

Contributions................................................................4
      3.1.  Participant Account..............................................4
      3.2.  Supplemental Deferred Contributions..............................4
      3.3.  Supplemental Matched Contributions...............................5
      3.4.  Supplemental Profit Sharing Contributions........................5

SECTION 4....................................................................6

Plan Accounting..............................................................6
      4.1.  Allocation and Crediting of Contributions........................6
      4.2.  Statement of Accounts............................................6

SECTION 5....................................................................7

Payment of Plan Benefits.....................................................7
      5.1   Pre-Termination Distribution................................ ....7
      5.2.  Distribution on Termination......................................7
      5.3.  Distributions To Persons Under Disability........................8
      5.4.  Benefits May Not Be Assigned or Alienated........................8

SECTION 6....................................................................8

Amendment and Termination....................................................8

                      NICOR GAS SUPPLEMENTARY SAVINGS PLAN
                       (As Amended and Restated Effective
                             as of January 1, 1999)

                                    SECTION 1

                                     General

      1.1. History, Purpose and Effective Date. Northern Illinois Gas Company (doing business as Nicor Gas Company, the "Company") previously established Nicor Gas Savings Investment Plan (previously known as NI-Gas Savings Investment Plan, the "Savings Plan") to provide retirement and other benefits to or on behalf of its eligible employees and those of its affiliates which, with the consent of the Company, adopt the Savings Plan. Contrary to the desire of the Company, the amount of the contributions which may be made to the Savings Plan by or for the benefit of an employee under the Savings Plan may be limited by reason of the application of certain provisions of the Internal Revenue Code of 1986, as amended (the "Code"). Therefore, the Company previously established the NI-Gas Supplementary Savings Plan (the "Plan"), effective as of January 1, 1983, to assure that affected individuals would receive benefits in an amount comparable to the amount that they would have received under the Savings Plan if certain limitations of the Code were not applicable to the Savings Plan . The following provisions constitute an amendment and restatement of the Plan, effective as of January 1, 1999 (the "Effective Date"), in the form of "Nicor Gas Supplementary Savings Plan". The Company and any affiliate of the Company which adopts the Plan for the benefit of its eligible employees are referred to below, collectively, as the "Employers" and individually as an "Employer".

      1.2. Definitions, References. Unless the context clearly requires otherwise, any word, term or phrase used in the Plan shall have the same meaning as is assigned to it under the terms of the Savings Plan. Any reference in the Plan to a provision of the Savings Plan shall be deemed to include reference to any comparable provision of any amendment of that plan.

      1.3. Plan Administration, Source of Benefit Payments. The authority to control and manage the operation and administration of the Plan shall be vested in the committee appointed by the Board of Directors of the Company to act under the Savings Plan (the "Committee"). In controlling and managing the operation and administration of the Plan, the Committee shall have the same rights, powers and duties as those delegated to it under the Savings Plan. The amount of any benefit payable under the Plan shall be paid from the general revenues of the Employer with respect to whose former employee the benefit is payable. If a Participant (as defined in subsection 2.1) has been employed by more than one Employer, the portion of his Plan benefit payable by each such Employer shall be equal to that portion of his Account (as defined in subsection 3.1) attributable to the reduction of his compensation from that Employer which is made pursuant to his Participation Election (as defined in subsection 3.2) or otherwise made by that Employer. An Employer's obligation under the Plan shall be reduced to the extent that any amounts due under the Plan are paid from one or more trusts, the assets of which are subject to the claims of general creditors of the Employer or any affiliate thereof; provided, however, that, nothing in this Plan shall require the Company or any Employer to establish any trust to provide benefits under the Plan.

      1.4. Applicable Laws. The Plan shall be construed and administered in accordance with the laws of the State of Illinois to the extent that such laws are not preempted by the laws of the United States of America.

      1.5 Plan Year.The "Plan Year" shall be the calendar year.

      1.6 Accounting Date. The "Accounting Date" shall be the last day of each calendar month and each other date specified by the Committee.

      1.7. Gender and Number. Where the context admits, words in the gender shall include the other gender, words in the singular shall include the plural and the plural shall include the singular.

      1.8. Notices. Any notice or document required to be filed with the Committee under the Plan will be properly filed if delivered or mailed by registered mail, postage prepaid, to the Committee, in care of the Company, at its principal executive offices. Any notice required under the Plan may be waived by the person entitled to notice.

      1.9. Action by Employers. Any action required or permitted to be taken under the Plan by any Employer which is a corporation shall be by resolution of its Board of Directors, or by a person or persons authorized by its Board of Directors. Any action required or permitted to be taken by any Employer which is a partnership shall be by a general partner of such partnership or by a duly authorized officer thereof.

      1.10. Limitations on Provisions. The provisions of the Plan and the benefits provided hereunder shall be limited as described herein. Any benefit payable under the Savings Plan shall be paid solely in accordance with the terms and conditions of the Savings Plan and nothing in this Plan shall operate or be construed in any way to modify, amend, or affect the terms and provisions of the Savings Plan.

      1.11. Claims and Review Procedures. The claims procedure applicable to claims and appeals of denied claims under the Savings Plan shall apply to any claims for benefits under the Plan and appeals of any such denied claims.

      1.12. Benefits Under Plan as in Effect Prior to January 1, 1997. Except as otherwise specifically provided in the Plan, the provisions of the Plan as set forth herein shall apply only to persons who become Participants, commence benefit payments or for whom contributions are made on or after January 1, 1997.

                                    SECTION 2

                                  Participation

      2.1. Eligibility to Participate. Each person who was a "Participant" in the Plan immediately prior to the Effective Date shall continue as a Participant hereunder for periods thereafter, subject to the terms and conditions of the Plan. Subject to the terms and conditions of the Plan, each other employee of an Employer shall become a "Participant" in the Plan for any Plan Year in accordance with the following:

      (a) each eligible employee whose tax deferred contributions, employer matched contributions or, for Plan Years commencing after December 31, 1998, profit sharing contributions, under the Savings Plan for any Plan Year are limited by section 415 of the Code shall become a Participant on the first date on which such tax deferred contributions, employer matched contributions or profit sharing contributions are so limited;

      (b) each eligible employee whose tax deferred contributions or employer matched contributions under the Savings Plan for Plan Years commencing after December 31, 1993 are limited by application of the provisions section 401(a)(17) or 402(g) of the Code shall become a Participant on the first date on which such tax deferred or employer matched contributions are so limited and the following conditions are satisfied:

            (i) he is employed in an executive salary grade which has been designated by the Committee as eligible for participation in the Plan; and

            (ii) he has elected to make the maximum elective deferrals permitted under the terms of the Savings Plan for the Plan Year (as determined in accordance with rules established by the Committee); and

      (c) each eligible employee who is employed in an executive salary grade which has been designated by the Committee as eligible for participation in the Plan and whose profit sharing contributions under the Savings Plan for any Plan Year commencing after December 31, 1998 are limited by section 401(a)(17) of the Code shall become a Participant on the first date on which such profit sharing contributions are so limited.

An eligible employee may become a Participant under any or all of the foregoing paragraphs. Once an eligible employee becomes a Participant in the Plan, he shall remain a Participant so long as he has an Account balance under the Plan; provided, however, that, in order to have contributions (other than Supplemental Profit Sharing Contributions (as defined subsection 3.4)) credited to his Account for any Plan Year, a Participation Election must be in effect for him for the Plan Year as described in subsection 3.2. Eligible employees who satisfy the requirements of paragraph (b) or (c) next above for any Plan Year are sometimes referred to herein as "Supplemental Participants".

      2.2. Beneficiary. A Participant's "Beneficiary" under the Plan shall be determined in accordance with the provisions of the Savings Plan, but need not be identical to his beneficiary under the Savings Plan.

      2.3. Restricted Participation. Notwithstanding any other provision of the Plan to the contrary, if the Committee determines that participation by one or more Participants or Beneficiaries shall cause the Plan as applied to any Employer to be subject to Part 2, 3 or 4 of Title I of the Employee Retirement Income Security Act of 1974, as amended, the entire interest of such Participant or Beneficiary under the Plan shall, in the discretion of the Committee, be immediately paid to such Participant or Beneficiary, as applicable, by the applicable Employer or Employers, or shall otherwise be segregated from the Plan, and such Participant(s) or Beneficiary(ies) shall cease to have any interest under the Plan.

      2.4. Plan Not Contract of Employment. The Plan does not constitute a contract of employment, and participation in the Plan will not give any employee the right to be retained in the employ of any Employer nor any right or claim to any benefit under the Plan, unless such right or claim has specifically accrued under the terms of the Plan.


                                    SECTION 3

                                  Contributions

       3.1. Participant Account. The Committee shall maintain an "Account", and such subaccounts as the Committee deems necessary or appropriate, in the name of each person who is a Participant.

      3.2. Supplemental Deferred Contributions. For any Plan Year, an eligible employee may file with the Committee a "Participation Election" which shall be filed in accordance with uniform rules established by the Committee but, in all events, shall be filed prior to the first day of the Plan Year to which it relates. A Participant's Participation Election shall generally provide that if the Participant's tax deferred contributions to the Savings Plan are limited by the provisions of section 415 or, for Plan Years commencing after December 31, 1993 with respect to Supplemental Participants, section 401(a)(17) or 402(g) of the Code, his compensation for the Plan Year will continue to be reduced, in accordance with his tax deferred election as in effect under the Savings Plan as of the date (the "Limitation Date") on which his tax deferred contributions under the Savings Plan are first limited by section 415, 401(a)(17) or 402(g) of the Code, as applicable, by an amount equal to the amount of tax deferred contributions that would have been made under the Savings Plan had the provisions of section 415 or, for Plan Years commencing after December 31, 1993 with respect to Supplemental Participants, sections 401(a)(17) or 402(g) of the Code, had not applied to him. For any Plan Year, an amount equal to the amount that the Participant's compensation is reduced pursuant to his Participation
Election (referred to as "Supplemental Deferred Contributions") shall be credited to his Account under the Plan. In no event shall the sum of (a) the tax deferred contributions made by a Participant under the Savings Plan, and (b) his Supplemental Deferred Contributions, for any Plan Year exceed the maximum amount of tax deferred contributions that could have been contributed to the Savings Plan for such Plan Year in accordance with the terms thereof, determined without regard to the limitations of sections 401(a)(17), 402(g) or 415 of the Code, based on the Participant's tax deferred election under the Savings Plan as in effect as of the Limitation Date. Credits to the Participant's Account pursuant to this subsection 3.2 shall be made at the same time that tax deferred contributions would otherwise have been credited to his accounts under the Savings Plan. Once filed with the Committee, an employee's Participation Election shall remain in effect until modified or revoked by the individual in accordance with uniform rules established by the Committee. Notwithstanding any other provision of the Plan to the contrary, any employee who is covered under the Nicor Gas Salary Deferral Plan shall not be eligible to participate in the Plan with respect to Supplemental Deferred Contributions.

      3.3. Supplemental Matched Contributions. For any Plan Year, a Participant's Account will be credited with an amount equal to the difference between (a) the employer matched contributions that would have been contributed on behalf of the Participant to the Savings Plan for that Plan Year, in accordance with the terms thereof and based on his tax deferred election under the Savings Plan as in effect on the Limitation Date, determined without regard to the limitations of sections 415 or, for Plan Years beginning after December 31, 1993 with respect to Supplemental Participants, 401(a)(17) and 402(g) of the Code, and (b) the amount of employer matched contributions actually made to the Savings Plan on behalf of the Participant; provided, however that no Supplemental Matched Contributions shall be made to a Participant's Account under the Plan for periods after the Participant's termination date. Credits to the Participant's Account pursuant to this subsection 3.3 (called "Supplemental Matched Contributions") shall be made at the same time that employer matched contributions would otherwise have been credited to his accounts under the Savings Plan.

      3.4. Supplemental Profit Sharing Contributions. For any Plan Year, a Participant's Account will be credited with an amount equal to the difference between (a) the employer profit sharing contributions that would have been contributed on behalf of the Participant to the Savings Plan for that Plan Year, in accordance with the terms thereof, determined without regard to the limitations of sections 415 or, with respect to Supplemental Participants, 401(a)(17) of the Code, and (b) the amount of employer profit sharing contributions actually made to the Savings Plan on behalf of the Participant. Credits to the Participant's Account pursuant to this subsection 3.4 (called "Supplemental Profit Sharing Contributions") shall be made at the same time that employer profit sharing contributions would otherwise have been credited to his accounts under the Savings Plan.



                                    SECTION 4

                                 Plan Accounting

      4.1. Allocation and Crediting of Contributions. As of each Accounting Date, the Committee shall adjust the Plan Account of each Plan Participant in the following manner and order:

      (a) first, charge to each Participant's Account the amount of any distributions that have been paid to or on behalf of the Participant since the last preceding Accounting Date pursuant to subsections 5.1 and 5.2 that have not previously been charged;

      (b) next, credit to each Participant's Account earnings computed at a rate of return equal to the rate of return for such accounting period earned on amounts invested in the stated return fund under the Savings Plan (or any other investment fund or funds which may, in the discretion of the Committee, augment or replace the stated return fund), based on the average monthly balance of the Account for the accounting period;

      (c) next, credit to his Account the amount of the Supplemental Deferred Contributions, if any, made by or on behalf of the Participant since the last preceding Accounting Date that have not previously been credited;

      (d) next, credit to his Account the amount of the Supplemental Matched Contributions, if any, made by or on behalf of the Participant since the last preceding Accounting Date that have not previously been credited; and

      (e) finally, credit to his Account the amount of the Supplemental Profit Sharing Contributions, if any, made by or on behalf of the Participant since the last preceding Accounting Date that have not previously been credited.

The portion of a Participant's Account attributable to Supplemental Matched Contributions and Supplemental Profit Sharing Contributions, and earnings thereon, will be reduced to zero on the date, if any, as of which his employer matched contribution account and employer profit sharing account, respectively, is forfeited under the Savings Plan.

      4.2. Statement of Accounts.As soon as practicable after the last day of each Plan year, the Committee will cause to be delivered to each Plan Participant a statement of the balance of his Plan Account as of that day.


                                    SECTION 5

                            Payment of Plan Benefits

      5.1. Pre-Termination Distribution. With the consent of the Committee, as of any Accounting Date a Participant who is then employed by an Employer or affiliate may, upon a showing of financial hardship and after exhausting all of his rights of withdrawal under the Savings Plan, elect a single sum distribution of all or a portion of his Account attributable to Supplemental Deferred Contributions, and earnings thereon, in an amount not exceeding such financial hardship.

      5.2. Distribution on Termination. Subject to the following provisions of this subsection 5.2, as of the Accounting Date coincident with or next following a Participant's termination date, there shall be payable to him or, in the event of his death, to his Beneficiary an amount equal to:

      (a) the balance of his Account attributable to Supplemental Deferred Contributions and earnings thereon, if any; plus

      (b) to the extent that he has a nonforfeitable right to all or a portion of his employer matched contribution account under the Savings Plan, that portion of the balance of his Account attributable to Supplemental Matched Contributions, and earnings thereon, determined by applying the same vesting schedule to the portion of his Account attributable to Supplemental Matched Contributions, and earnings thereon, as is then applied to his employer matched contribution account under the Savings Plan; plus

      (c) to the extent that he has a nonforfeitable right to all or a portion of his employer profit sharing account under the Savings Plan, that portion of the balance of his Account attributable to Supplemental Profit Sharing Contributions, and earnings thereon, determined by applying the same vesting schedule to the portion of his Account attributable to Supplemental Profit Sharing Contributions as is then applied to his employer profit sharing account under the Savings Plan.

Any payment under this subsection 5.2 which is made after December 31, 1993 shall be made in any form permitted under the Savings Plan, as elected by the Participant, and shall commence as of the Accounting Date coincident with or next following the first anniversary of his termination date; provided, however, if the Participant has filed an election with the Committee regarding his form of payment at least one year prior to his termination date, payment of his Account shall commence as of the Accounting Date coincident with or next following his termination date. Notwithstanding the foregoing provisions of this subsection 5.2, if the value of a Participant's Account balances does not exceed $5,000, determined as of the Participant's termination date, or with respect to a Beneficiary, the date of the Participant's death, the Participant's Account balances shall be paid to the Participant or Beneficiary, as applicable, in a lump sum as soon as practicable after the Participant's termination date or death, as applicable. The Committee, in its sole discretion, may accelerate or defer the date of payment of any benefits to the extent that it determines such acceleration or deferral to be in the best interests of the Employers or any Participant for any reason.

      5.3.   Distributions  To  Persons  Under  Disability  .  In  the  event  a
Participant or his Beneficiary is declared incompetent and a conservator or other person legally charged with the care of his person or of his estate is appointed, any benefit to which such Participant or Beneficiary is entitled under the Plan shall be paid to such conservator or other person legally charged with the care of his person or of his estate.

      5.4. Benefits May Not Be Assigned or Alienated. The benefit payable to any
Participant   or   Beneficiary   under  the  Plan  may  not  be  voluntarily  or
involuntarily assigned or alienated.


                                    SECTION 6

                            Amendment and Termination

      The Company may, at any time, amend or terminate the Plan; provided, however, that subject to the provisions of the following sentence, neither an amendment nor a termination shall adversely affect the rights of any Participant or Beneficiary under the Plan. The Company, by Plan amendment or termination, may prospectively (a) modify or eliminate the right of any Participant to make Supplemental Deferred Contributions, and (b) modify or eliminate the right to have Supplemental Matched Contributions or Supplemental Profit Sharing Contributions credited to the Account of any Participant. Notwithstanding the foregoing provisions of this Section 6, the Company may amend or terminate the Plan at any time, to take effect retroactively or otherwise, as deemed necessary or advisable for purposes of conforming the Plan to any present or future law, regulations or rulings relating to plans of this or a similar nature.